Exhibit 10.1

AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT

THIS AMENDMENT dated as of June 24, 2025 (this “Amendment”) to the Revolving Credit Facility Agreement, is made as of this March 5, 2025, (the “Credit Agreement”) by and between YES Americana Group, LLC, a Delaware limited liability company (“Lender”), on the one hand, and Reliance Global Group, Inc., a Florida corporation (“Borrower”), on the other hand. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note.

WITNESSETH:

WHEREAS, the parties previously entered into the Credit Agreement;

WHEREAS, Lender and Borrower intend to increase the Loan Commitment set forth in the Credit Agreement; and

WHEREAS, the parties wish to amend the Credit Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

Section 1. Defined Terms. The definition of “Loan Commitment” in Section 1.01 is hereby amended by amending and restating such definition as follows:

“. .. . means, on the Effective Date, two million and No/100 United States Dollars ($2,000,000.00).

Section 2. No Other Modification. All terms and conditions of the Credit Agreement not expressly modified herein will remain in full force and effect and constitute the legal, valid and binding obligations of the Parties

Section 3. Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between Borrower and Lender with respect to the subject matter hereof. Except as amended by this Amendment, the Credit Agreement shall continue in full force and effect.

Section 4. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission or electronic copy) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed by as of the date first written above by their respective officers thereunto duly authorized.

Reliance Global Group Inc.

By:	/s/ Joel Markovits
Name:	Joel Markovits
Title:	Chief Financial Officer

YES Americana Group, LLC

By:	/s/ Debra Beyman
Name:	Debra Beyman
Title:	Sole Member

[Signature Page to Revolving Credit Agreement Amendment]

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